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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                               ------------------

                Date of Report (date of earliest event reported):
                                January 25, 2001
            ----------------------------------------------------------

                         ALBANY MOLECULAR RESEARCH, INC.
            ----------------------------------------------------------

             (Exact name of registrant as specified in its charter)


           Delaware                    000-25323               14-1742717
--------------------------------   -----------------    -----------------------
(State of other jurisdiction       (Commission File         (I.R.S. Employer
      of incorporation)                Number)             Identification No.)


           21 Corporate Circle, P.O. Box 15098, Albany, NY 12212-5098
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (518) 464-0279
                                 --------------
              (Registrant's telephone number, including area code)
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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

     As previously reported, Albany Molecular Research, Inc., a Delaware corporation (the "Registrant"), acquired all of the outstanding common stock of New Chemical Entities, Inc., a Delaware corporation ("NCE") located in Bothell, Washington, pursuant to the merger of a wholly owned subsidiary of the Registrant, NCE Acquisition Corp. ("Acquisition Sub") with and into NCE. As a result of the merger, which will be treated for accounting purposes as a purchase transaction, NCE became a wholly owned subsidiary of the Registrant. The merger was consummated pursuant to an Agreement and Plan of Merger dated as of December 19, 2000 by and among the Registrant, Acquisition Sub, NCE and certain stockholders of NCE. The Registrant acquired the shares for an aggregate purchase price of $23,000,000, consisting of $22,400,000 in cash and the assumption of $600,000 in debt.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

     (a) Financial statements of businesses acquired

     The balance sheets of NCE as of September 30, 2000 and December 31, 1999 and statements of operations, changes in equity, and cash flows for the nine months ended September 30, 2000 and for the year ended December 31, 1999 contained in Exhibit 99.2 attached hereto are incorporated herein by reference.

     (b) Pro Forma financial information

     The unaudited Pro Forma Condensed Combined Financial Statements for Albany Molecular Research, Inc. contained in Exhibit 99.3 attached hereto are incorporated herein by reference.

     (c) Exhibits.

     Exhibit No.   Description of Exhibit
     -----------   ----------------------

     2.1* Agreement and Plan of Merger dated as of December 19, 2000 by and among the Registrant, Acquisition Sub, NCE and certain stockholders of NCE.

     23.1          Consent of Grant Thornton LLP

     99.1* Press release, dated January 25, 2001, announcing the acquisition of NCE.

     99.2 The balance sheets of NCE as of September 30, 2000 and December 31, 1999 and statements of operations, changes in equity, and cash flows for the nine months ended September 30, 2000 and for the year ended December 31, 1999 contained in Exhibit 99.2 attached hereto are incorporated herein by reference.

     99.3 The unaudited Pro Forma Condensed Combined Financial Statements for Albany Molecular Research, Inc.

     *  Previously filed.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2001                ALBANY MOLECULAR RESEARCH, INC.


                                     By: /s/ David P. Waldek
                                         ----------------------------------
                                         David P. Waldek
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------

2.1 Agreement and Plan of Merger dated as of December 19, 2000 by and among the Registrant, Acquisition Sub, NCE and certain stockholders of NCE (incorporated by reference to the Registrant's Form 8-K filed with the Securities and Exchange Commission on February 9, 2001).

23.1                  Consent of Grant Thornton LLP.

99.1 Press release, dated January 25, 2001, announcing the acquisition of NCE (incorporated by reference to the Registrant's Form 8-K filed with the Securities and Exchange Commission on February 9, 2001).

99.2 The balance sheets of NCE as of September 30, 2000 and December 31, 1999 and statements of operations, stockholders' equity (deficit), and cash flows for the nine months ended September 30, 2000 and for the year ended December 31, 1999 contained in Exhibit 99.2 attached hereto are incorporated herein by reference.

99.3 The unaudited Pro Forma Condensed Combined Financial Statements for Albany Molecular Research, Inc.